SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 6, 2008

Pope Resources, A Delaware Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	91-1313292
(State or other jursidiction of incorporation or organization)	(I.R.S. Employer Identification No.)
19245 Tenth Avenue NE, Poulsbo, Washington 98370
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code (360) 697-6626

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01                 OTHER EVENTS.

On February 6, 2008 the Partnership announced a quarterly distribution of 40 cents per unit, effective for unitholders of record on February 28, 2008 and payable on March 13, 2008. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01                 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press release of the registrant dated February 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED
PARTNERSHIP

DATE:	February 6, 2008	BY:	/s/ Thomas M. Ringo
Thomas M. Ringo
Vice President and Chief Financial Officer, Pope
Resources, A Delaware Limited Partnership, and
Pope MGP, Inc., General Partner

Exhibit 99.1
Press Release of the Registrant dated February 6, 2008